UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Genesee & Wyoming Inc.

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The following communication was made by or on behalf of Genesee & Wyoming Inc. on July 1, 2019.

Acquisition of Genesee & Wyoming Inc. by Brookfield Infrastructure Partners and GIC July 1, 2019

Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of G&W. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. G&W cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to G&W’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to G&W, are necessarily estimates reflecting the judgment of G&W’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.” Factors that could cause G&W’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from G&W’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on G&W’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; risks related to the operation of G&W’s railroads; severe weather conditions and other natural occurrences, which could result in shutdowns, derailments, railroad network and port congestion or other substantial disruption of operations; customer demand and changes in G&W’s operations or loss of important customers; exposure to the credit risk of customers and counterparties; changes in commodity prices; consummation and integration of acquisitions; economic, political and industry conditions, including employee strikes or work stoppages; retention and contract continuation; legislative and regulatory developments, including changes in environmental and other laws and regulations to which G&W or its customers are subject; increased competition in relevant markets; funding needs and financing sources, including G&W’s ability to obtain government funding for capital projects; international complexities of operations, currency fluctuations, finance, tax and decentralized management; challenges of managing rapid growth, including retention and development of senior leadership; unpredictability of fuel costs; susceptibility to and outcome of various legal claims, lawsuits and arbitrations; increase in, or volatility associated with, expenses related to estimated claims, self-insured retention amounts and insurance coverage limits; consummation of new business opportunities; decrease in revenues and/or increase in costs and expenses; susceptibility to the risks of doing business in foreign countries; uncertainties arising from a referendum in which voters in the United Kingdom (U.K.) approved an exit from the European Union (E.U.), commonly referred to as Brexit; G&W’s ability to integrate acquired businesses successfully or to realize the expected synergies associated with acquisitions; risks associated with G&W’s substantial indebtedness; failure to maintain satisfactory working relationships with partners in Australia; failure to maintain an effective system of internal control over financial reporting as

Forward Looking Statements continued well as disclosure controls and procedures and other risks. For a more detailed discussion of these factors, see the information under the caption “Risk Factors” in G&W’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in G&W’s most recent Annual Report on Form 10-K filed on February 26, 2019. G&W’s forward-looking statements speak only as of the date of this communication or as of the date they are made. G&W disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. Additional Information and Where to Find It This filing may be deemed solicitation material in respect of the proposed acquisition of G&W by Brookfield and GIC. In connection with the proposed merger transaction, G&W will file with the SEC and furnish to G&W’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and G&W’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through G&W’s website at www.gwrr.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The directors, executive officers and certain other members of management and employees of G&W may be deemed “participants” in the solicitation of proxies from stockholders of G&W in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of G&W in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 8, 2019.

Announcement Highlights After more than 20-years as a public company, G&W has signed an agreement to be acquired by Brookfield Infrastructure Partners (BIP) and GIC, a sovereign wealth fund owned by the government of Singapore, for a purchase price of $112 per share The price is a ~40% premium to G&W’s ~$80 trading price prior to rumors of a transaction in early March, 2019 Assuming the transaction closes at the end of 2019 or early 2020 following successful receipt of various approvals, G&W will no longer be publicly listed As a private company G&W will continue to operate towards our core purpose: to be the safest and most respected transportation service provider in the world No change to how G&W runs its business As owners of infrastructure assets and businesses globally, BIP and GIC, will enhance our opportunities for growth as well as improve capabilities in IT, industrial development and other areas through sharing of best practices and connections across portfolio companies

Price and Consideration Cash consideration of $112 per share of GWR common stock $8.4 billion total transaction value Acquirers Brookfield Infrastructure Partners (NYSE:BIP), (“Brookfield”) GIC Estimated Closing Date End of 2019 or early 2020 Shareholder Value Creation 39.5% premium to unaffected closing share price of $80.28 on March 8, 2019 The last trading day prior to initial media reports of the proposed transaction 44.7% premium to unaffected 60-day volume weighted average price 5,400% return over past two decades Closing Conditions Shareholder approval Regulatory approvals Other customary closing conditions Transaction Overview Key Deal Highlights

World Class Owners of Infrastructure Assets Brookfield / GIC’s objectives are aligned with G&W’s – to own and operate a portfolio of high quality infrastructure assets Seasoned operators of railroads, toll roads and ports, with operations across North America, South America, Europe, Asia and Australia For G&W customers, employees, and Class I partners, the long-term investment horizon of Brookfield / GIC is perfectly aligned with the long lives of G&W’s railroad assets, which are integral to the local economies that we serve in North America and around the world Execution of Strategic Plan Brookfield / GIC are fully supportive of and will greatly enhance G&W’s ability to execute on its strategic plan, including through: Providing access to long-term strategic capital Strengthening our Industrial Development capabilities across our North American footprint, including their expertise in real estate, warehousing, logistics and port operations Drawing from their knowledge of best practice IT platforms Continued focus on growth through both organic investment and acquisition G&W’s core purpose and values remain unchanged Transaction Overview Strategic Rationale

Transaction Overview Benefits for Key Stakeholders Long-Term Infrastructure Capital Supporting G&W Business as Usual Employees Unwavering commitment to employee safety and professional development Continued execution by current G&W management team Throughout the process, Brookfield / GIC have communicated a great respect for G&W and our people, and the acquisition endorses their confidence in our future Customers Continuation of the flexible, customer-focused operations of G&W short lines with local sales and marketing supported by the added expertise of strong corporate teams, including: Customer Service, Distribution Services, Engineering, Industrial Development, Real Estate and Service Design Class I Partners G&W will maintain its commitment to: World class safety, outstanding service and continued investment in our infrastructure Commercial development to drive merchandise carloads across all Class I connections in concert with Precision Scheduled Railroading (PSR) implementation Communities Continuation of the core G&W belief that its short line and regional railroads are individually unique and woven tightly into the fabric of the communities where they operate – the same communities where their employees live and work Maintain a strong focus of working closely with state and local officials to develop new industrial activities and jobs in the areas served

Brookfield / GIC Overview

World Class Owners of Infrastructure Assets

Brookfield Overview

- Brookfield is a global asset management company with over $365 billion of assets under management worldwide. Brookfield has over a 120-year history of owning and operating assets with a focus on property, renewable power, infrastructure and other real assets
- Brookfield owns and operates one of the largest infrastructure portfolios in the world, with assets under management of over $65 billion
  - Brookfield operates high quality, long-life assets that generate stable cash flows and require relatively minimal maintenance capital expenditures
  - Brookfield focuses on the ownership and operation of premier utilities, transport and energy assets in North and South America, Australia, and Europe

GIC Overview

- GIC, Singapore's sovereign wealth fund, was established in 1981 to manage Singapore's foreign reserves. GIC has well over $100 billion of assets under management
- GIC is a leading global long-term investor with investments across a wide range of asset classes, including equities, fixed income, private equity, real estate and infrastructure
- In infrastructure, GIC's primary strategy is to invest directly in operating assets with a high degree of cash flow visibility and which provide a hedge against inflation
- GIC has significant experience in the transportation infrastructure sector through its ownership of rail, airport, seaports and toll roads globally
- **Headquartered**: Singapore; **Employees:** ~1,500

Infrastructure Investment Mix

By Asset Class (Targeted)



Other 6%
Transportation 26%
Data 15%
Energy 25%
Utilities 28%

By Geography



South America 30%
Canada 12%
EMEA 24%
Asia Pacific 20%
United States 14%

Investment Mix

By Asset Class



Private Equity 11%
Developed Market Equities 23%
Inflation-Linked Bonds 5%
Real Estate 7%
Nominal Bonds and Cash 37%
Emerging Market Equities 17%

By Geography



Japan 13%
North America 39%
Asia ex-Japan 20%
EMEA 25%
Latin America 3%

Source: Company website, company presentations, filings, CapitalIQ, Bloomberg, Preqin and Merger Market

Genesee & Wyoming Inc.

8

Who We Are

120 Railroads	8,000 Employees	3,000 Customers	16,000 Miles	3.3 Million Carloads

North America
(85% of Operating Income)


Quebec and Newfoundland/ Labrador, Canada

Railroads (Dashed lines indicate trackage rights or haulage rights) ◆ Switching Contracts ● Port Operations

Australia
(51% Owned; 10% of Operating Income)


Northern Territory
Western Australia
Queensland
South Australia
New South Wales
Victoria

Genesee & Wyoming Australia (GWA)

- Above and Below Rail Operations
- Above Rail Operations

UK/Europe
(5% of Operating Income)


United Kingdom
Coatbridge
Liverpool
Cannock
Felixstowe
London Gateway
Southampton
Wilhelmshaven
Lubeck
Rostock
Amsterdam
Hamburg
Bremerhaven
Netherlands
Berlin
Poland
Rotterdam
Antwerp
Wroclaw
Belgium
Germany

- Serve Ports
- Freightliner Intermodal Terminals (Owned)
- Pentalver Intermodal Terminals
- Freightliner Served Intermodal Terminals (Third-party)
- Freightliner DE
- Freightliner PL
- Rotterdam Rail Feeding
- Belgium Rail Feeding

Genesee & Wyoming Inc. 9

120 Years of Growth

Our Core Purpose To be the safest and most respected transportation service provider in the world

Safety… we have an unconditional commitment to the well-being of our people and the safety of our operations Service… we have an absolute commitment to our customers based on a philosophy of mutual success Integrity… we possess the courage to do the right thing always Respect… we treat all people with dignity and fairness, fostering diversity and inclusion Transparency… we communicate openly to enable well-informed decision making Accountability… we set high standards and take full ownership of our results as an individual and a team Innovation… we embrace creativity, technology and new ideas Excellence… we have relentless focus on continuous improvement and excellence in all we do Our Core Values